Pensions - Net pension cost (Details) $ in Millions	12 Months Ended
	Dec. 31, 2021 USD ($) yr	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)
Disclosure of net defined benefit liability (asset) [abstract]
Description of type of plan	The main pension plans for Equinor ASA and its most significant subsidiaries are defined contribution plans, in which the pension costs are recognised in the Consolidated statement of income in line with payments of annual pension premiums. The pension contribution plans in Equinor ASA also includes certain unfunded elements (notional contribution plans), for which the annual notional contributions are recognised as pension liabilities.
Description of nature of benefits provided by plan	Equinor's defined benefit plans are generally based on a minimum of 30 years of service and 66% of the final salary level, including an assumed benefit from the Norwegian National Insurance Scheme.
Minimum number of years of service for defined benefit plans	P30Y
Defined benefit plan, percentage of final salary level requirement	66.00%
Maximum age of employees for early retirement premium | yr	62
Description of early retirement plan premium calculation	Equinor is a member of a Norwegian national agreement-based early retirement plan (“AFP”), and the premium is calculated based on the employees' income, but limited to 7.1 times the basic amount in the National Insurance scheme (7.1 G).
Duration of Equinor's payment portfolio for earned benefits	P15Y2M12D
Current service cost	$ 209	$ 184	$ 206
Past service cost	3	0	0
Losses (gains) from curtailment, settlement or plan amendment	0	0	3
Notional contributions	60	55	56
Defined benefit plans	272	238	265
Defined contribution plans	213	192	182
Total net pension cost	488	432	$ 446
Interest cost and changes in fair value of notional assets	238	203
Interest income from defined benefit plans	$ 106	$ 117